UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2014, Boyd W. Fellows resigned as President of Starwood Property Trust, Inc. (the “Company”) effective as of September 18, 2014.  On September 18, 2014, the Board of Directors of the Company appointed Jeffrey F. DiModica to succeed Mr. Fellows as the Company’s President, effective as of September 18, 2014.  The Company issued a press release on September 18, 2014 announcing the resignation of Mr. Fellows and appointment of Mr. DiModica, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. DiModica, age 47, has served since July 2014 as a Managing Director of an affiliate of SPT Management, LLC, the Company’s external manager (the “Manager”), and served as a director of the Company from its inception in 2009 until July 2014.  From 2007 until July 2014, Mr. DiModica served as a Managing Director and Head of MBS/ABS/CMBS Sales and Strategy for the Americas at the Royal Bank of Scotland (“RBS”) a global financial services firm in Stamford, Connecticut. In this role, he was responsible for the distribution of mortgage- and asset-backed securities to institutional clients. Mr. DiModica previously headed the Boston sales office for RBS from 2001 to 2007. Prior to joining RBS, Mr. DiModica sold derivative and MBS products for Merrill Lynch from 1993 to 2001.  Mr. DiModica began his career in the merchant and investment banking group of the commercial real estate department at Chemical Bank from 1989 to 1991.  Mr. DiModica received a B.S./B.A. degree with a concentration in finance in 1989 from Boston University, and an MBA from Dartmouth College’s Amos Tuck School in 1993 and the Chartered Financial Analyst designation in 1995.

There are no arrangements or understandings between Mr. DiModica and any other persons pursuant to which he was selected as President. There are also no family relationships between Mr. DiModica and any director or executive officer of the Company, and Mr. DiModica has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  See the information disclosed under the heading “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2014 for a description of certain relationships between the Company and the Manager.

Mr. DiModica will not receive compensation from the Company for his service as President.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated September 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD PROPERTY TRUST, INC.

Dated: September 18, 2014	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

Exhibit Index

99.1	Press Release, dated September 18, 2014.